UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 30, 2012

Eastman Kodak Company
(Exact name of registrant as specified in its charter)

New Jersey	1-87	16-0417150

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

343 State Street,
Rochester, New York 14650
(Address of Principal Executive Office) (Zip Code)

Registrant's telephone number, including area code:   (585) 724-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c)under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                      Regulation FD Disclosure

On January 19, 2012, Eastman Kodak Company (the “Company”) and its U.S. domestic subsidiaries (together with the Company, the “Debtors”) filed voluntary petitions for relief (the “Bankruptcy Filing”) under chapter 11 of title 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”), case number 12-10202.

On March 30, 2012, the Debtors filed their monthly operating reports as of and for the periods ending January 31, 2012 and February 29, 2012 (the “Monthly Operating Reports”) with the Bankruptcy Court.  The January and February Monthly Operating Reports are attached as Exhibit 99.1 and Exhibit 99.2, respectively.

The Monthly Operating Reports do not reflect the Company’s international businesses that were not part of the Bankruptcy Filing. Further, the financial information of the Debtors includes costs for which the Debtors are responsible on behalf of the entire Company.  The Monthly Operating Reports also include other items such as transactions with non-debtor entities that are eliminated in the consolidated results, among other things, and exclude normal quarterly adjustments.

The information set forth in this Item 7.01 and the attached Exhibits 99.1 and 99.2 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities in that section.

Cautionary Statement Regarding Financial Operating Data

The Monthly Operating Reports are limited in scope, cover limited time periods and have been prepared solely for the purpose of complying with the Bankruptcy Court’s monthly reporting requirements, including the Debtors’ uses of assets and cash position.  The Monthly Operating Reports were not prepared in accordance with U.S. GAAP, have not been audited or reviewed by independent accountants, are in a format prescribed by applicable bankruptcy laws and are subject to future adjustment and reconciliation.

The Company cautions investors and potential investors not to place undue reliance on the information contained in the Monthly Operating Reports, which were not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Company.  Unlike the information required in the Company’s quarterly and annual financial statements filed pursuant to the Securities Exchange Act of 1934 (the “Securities Exchange Act”), the Monthly Operating Reports contain information that may not be indicative of the Company’s financial condition or operating results for the periods that would be reflected in the Company’s financial statements or in its reports filed pursuant to the Securities Exchange Act, and are not comparable with those filings.  There can be no assurance that, from the perspective of an investor or potential investor in the Company’s securities, any of the Monthly Operating Reports is complete.  Results set forth in the Monthly Operating Reports should not be viewed as indicative of future results.

Cautionary Statement Regarding Common Stock and Other Securities

The Company cannot predict what the ultimate value of any of its common stock or other securities may be and it remains too early to determine whether holders of any such securities will receive any distribution in the Debtors’ reorganization.

Item 9.01                      Financial Statements and Exhibits

(d)           Exhibits

(99.1)	Monthly Operating Report for the period ended January 31, 2012 filed with the United States Bankruptcy Court for the Southern District of New York.

(99.2)	Monthly Operating Report for the period ended February 29, 2012 filed with the United States Bankruptcy Court for the Southern District of New York.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                                                            EASTMAN KODAK COMPANY

                                                                                                                                            By:  /s/ Eric Samuels

                                                                                                                                                                            Eric Samuels
                                                                                                                                            Chief Accounting Officer and Corporate Controller
                                                                                                                                            Eastman Kodak Company

 Date:  March 30, 2012

EASTMAN KODAK COMPANY
INDEX TO EXHIBITS

Exhibit No.

(99.1)	Monthly Operating Report as of and for the period ended January 31, 2012 filed with the United States Bankruptcy Court for the Southern District of New York.

(99.2)	Monthly Operating Report as of and for the period ended February 29, 2012 filed with the United States Bankruptcy Court for the Southern District of New York.